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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 11, 2003





                                INTERVOICE, INC.
             (Exact name of registrant as specified in its charter)



                Texas                     000-13616               75-1927578
    (State or other jurisdiction         (Commission            (IRS Employer
          of incorporation)             File Number)         Identification No.)




                             17811 Waterview Parkway
                               Dallas, Texas 75252
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 454-8000


                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         On March 11, 2003, the Registrant announced in a press release (the "Press Release") that it will review certain of its intangible assets acquired in its 1999 merger with Brite Voice Systems, Inc. for impairment and provided preliminary sales and other financial information relating to the fourth quarter of fiscal 2003. The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c)      EXHIBITS.

         99.1 Press Release, dated March 11, 2003, announcing the intent to review certain intangibles for impairment and providing preliminary sales and other financial information relating to the fourth quarter of fiscal 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERVOICE, INC.


                                      By: /s/   Rob-Roy J. Graham
                                          --------------------------------------
                                          Rob-Roy J. Graham
                                          Executive Vice President, Chief
                                          Financial Officer and Secretary
Date: March 12, 2003


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                                INDEX TO EXHIBITS

Item
Number            Exhibit
------            -------
99.1              Press Release, dated March 11, 2003, announcing the intent to review certain intangibles for impairment and providing
                  preliminary sales and other financial information relating to the fourth quarter of fiscal 2003.